UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K



                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                         Date of Report: March 31, 2008
                        (Date of earliest event reported)



                                 Public Storage
             (Exact name of registrant as specified in its charter)



                                    Maryland
                 (State or other jurisdiction of incorporation)

                 001-33519                               95-3551121
          (Commission File Number)             (IRS Employer Identification No.)

  701 Western Avenue, Glendale, California               91201-2349
  (Address of Principal Executive Offices)               (Zip Code)

                                 (818) 244-8080
              (Registrant's Telephone Number, Including Area Code)


                                 Not applicable
         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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ITEM 2.01. COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS.

On March 31, 2008, Public Storage ("Public Storage") and the New York Common Retirement Fund (the "NYCRF") completed the acquisition by NYCRF of 51% of the limited liability company interests of Shurgard European Holdings LLC ("Shurgard Holdings"), a newly-formed Delaware limited liability company and the holding company for Public Storage's European operations. Public Storage owns the remaining 49% interest and will continue as the managing member of Shurgard Holdings. The acquisition was consummated pursuant to a Subscription Agreement (the "Subscription Agreement"), dated March 31, 2008, between Shurgard Self Storage Europe Limited, Shurgard Self Storage SCA, Shurgard Holdings, Public Storage, and Thomas P. DiNapoli, Comptroller of the State of New York, as Trustee of the NYCRF. In exchange for the 51% interest in Shurgard Holdings, the NYCRF paid Shurgard Holdings approximately (euro)383.2 million ($605.6 million), to be adjusted for operating results of Shurgard Europe between December 31, 2007 and March 31, 2008. The description of the Subscription Agreement included in the foregoing does not purport to be complete and is qualified in its entirety by reference to the full text of the Subscription Agreement, a copy of which is attached hereto as Exhibit 2.1 hereto and is incorporated herein by reference.

Shurgard Holdings holds an interest in 173 self-storage facilities (of which 103 are wholly-owned) in seven European countries. Commencing March 31, 2008, the operations and balance sheet accounts of Shurgard Europe are no longer consolidated with Public Storage. As a result, Public Storage's investment in Shurgard Europe will be accounted for under the equity method.

On March 31, 2008, Public Storage issued a press release announcing the completion of the transaction. A copy of the press release was included as
Exhibit 99.1 to a Current Report on Form 8-K filed by Public Storage with the Securities and Exchange Commission on April 1, 2008.

Reference is made to Item 9.01(b) below for the pro forma financial information required pursuant to Article 11 of Regulation S-X in connection with the transaction.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS.

(b) PRO FORMA FINANCIAL INFORMATION.

Included as Exhibit 99.1 to this Current Report on Form 8-K are:

(i) An unaudited pro forma condensed consolidated balance sheet of the Company as of December 31, 2007, that gives effect to the acquisition by NYCRF of the interest in Shurgard Holdings as if it had occurred as of December 31, 2007.

(ii) An unaudited pro forma condensed consolidated statement of income of the Company for the year ended December 2007, that gives effect to the acquisition by NYCRF of the interest in Shurgard Holdings as if it had occurred as of January 1, 2007.

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(d)      EXHIBITS.

The following are filed as Exhibits to this Report.

Exhibit No.                    Exhibit Description

 2.1 Subscription Agreement, dated March 31, 2008, between Shurgard Self Storage Europe Limited, Shurgard Self Storage SCA, Shurgard European Holdings LLC, Public Storage, and Thomas P. DiNapoli, Comptroller of the State of New York, as Trustee of the Common Retirement Fund.*

99.1        Unaudited pro forma condensed consolidated financial statements.

            (i) Unaudited pro forma condensed consolidated balance sheet as of December 31, 2007.

            (ii) Unaudited pro forma condensed consolidated statement of income for the year ended December 31, 2007.

            (iii) Notes  to  the  unaudited  pro  forma  condensed  consolidated financial statements.



-----------------
*Pursuant to Item 601(b)(2) of Regulation S-K, the Company agrees to furnish supplementally any omitted schedules to the Securities and Exchange Commission upon request.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              PUBLIC STORAGE
Date:  April 4, 2008                          By:    /s/ John Reyes
                                                     ---------------------------
                                                     John Reyes
                                                     Senior Vice President &
                                                     Chief Financial Officer




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                                  Exhibit Index


Exhibit No.                     Exhibit Description

 2.1 Subscription Agreement, dated March 31, 2008, between Shurgard Self Storage Europe Limited, Shurgard Self Storage SCA, Shurgard European Holdings LLC, Public Storage, and Thomas P. DiNapoli, Comptroller of the State of New York, as Trustee of the Common Retirement Fund.

99.1        Unaudited pro forma condensed consolidated financial statements.

            (i) Unaudited pro forma condensed consolidated balance sheet as of December 31, 2007.

            (ii) Unaudited pro forma condensed consolidated statement of income for the year ended December 31, 2007.

            (iii) Notes  to  the  unaudited  pro  forma  condensed  consolidated financial statements.